Exhibit 99

OFG Bancorp Reports 2Q21 Results
SAN JUAN, Puerto Rico,

July 21, 2021 – OFG

Bancorp (NYSE: OFG), the financial

holding company for

Oriental Bank, reported
results for the second quarter ended June 30, 2021.
CEO Comment
José Rafael

Fernández, Chief

Executive Officer,

said: “We

generated outstanding

second quarter

results. This

reflects our
larger scale

and our

focus on

digital utilization

and differentiation,

combined with

Puerto Rico’s

early economic

and post-
pandemic recovery.
“The economy is

clearly benefitting from

a massive amount

of federal

reconstruction and COVID

stimulus, which are

more
meaningful here compared to mainland states given the size

of our economy as it relates to reconstruction funds and the size of stimulus payments compared to average income levels.
“We saw

the effects

of all this

across all our

businesses. New loan

origination increased 27.7%

from 1Q21 with

gains in

all
major categories,

led by

commercial and

auto lending.

Interest income

grew 2.2%

from 1Q21

as average

loan balances
expanded 1.3%, excluding residential mortgage. Banking and financial services revenues rose 5.4%.
“Asset quality

trends continued to

improve as reconstruction

and stimulus funds

provided significant liquidity

to businesses
and individuals. As result of this, provision for credit losses was a net benefit of $8.3 million.

“Results were enhanced by a

12.3% reduction in cost of

funds compared to 1Q21 and the

previously announced deployment
of excess

capital to

redeem all

three of

our outstanding

series of

preferred stock,

eliminating $1.6

million in

quarterly
dividends.
“Return on

average assets

and on

average tangible

equity expanded

to 1.58%

and 17.78%,

respectively, compared

to the
previous and year ago quarters.
“As Puerto

Rico continues experiencing stronger signs of

economic revival, OFG is strategically

well-positioned to continue to
benefit from and play

a major role in

this long-awaited development.

Thanks to all our

team members who have

been more
than ready to help our customers achieve their goals.”
2Q21 Highlights
Summary:
Earnings per

share diluted

was $0.78

compared to

$0.56 in 1Q21

and $0.39 in

2Q20. Total

core revenues

were
$133.3 million compared to

$127.7 million in 1Q21

and $128.2 million in

2Q20. Net interest

margin was 4.22%

compared to
4.26% in 1Q21 and 4.78% in 2Q20.
Total

interest income

of $113.5 million

increased 2.2% from

1Q21 primarily due

to higher

income from

increased average
balances of

commercial and

auto loans

and investment

securities. Average

loan balances

were $6.60

billion compared

to
$6.64 billion in 1Q21 and $6.84 billion in 2Q20.

New Loan Origination totaled $673.6 million compared to $527.6 million in 1Q21 and $506.0 million in 2Q20. 2Q21 increased
27.7% from 1Q21 due to gains in all major categories, led by commercial and auto lending.

Total

Interest Expense

was $11.2 million compared to $12.8

million in 1Q21 and $16.6 million in 2Q20.

2Q21 declined 12.3%
from 1Q21 primarily due

to lower cost

of core deposits,

which was 38 bps

compared to 47

bps in 1Q21 and

61 bps in

2Q20.
Average customer deposit balances were $8.96 billion compared to $8.54 billion in 1Q21 and $7.85 billion in 2Q20.
Asset Quality and Provision

for Credit Losses:
2Q21 reflected continued

improvement in asset

quality trends with the

rates
for net

charge offs

(0.13%) and early

(1.86%) and total

(3.90%) delinquency at

their lowest levels

in five quarters.

Provision
for credit

losses was a

net benefit of

$8.3 million, resulting

from $2.1

million net charge

-offs and $10.4

million net reserve
releases, compared to a provision expense of $6.3 million in 1Q21 and $17.7 million in 2Q20.
Banking and Financial

Services Revenues

were $31.0 million

compared to $29.5

million in 1Q21

and $23.1 million

in 2Q20.
2Q21 increased

5.4% from

1Q21 and

34.4% from

2Q20 primarily

due to

increased activity

as pandemic

related economic
restrictions have subsided.
Non-Interest Expenses

were $82.7

million compared

to $77.7

million in

1Q21 and

$85.5 million

in 2Q20.

2Q21 reflected
previously announced

cost savings,

a $2.2

million technology

project write

down, and higher

variable expenses

related to
higher revenues.
Pre-Provision Net Revenues

were $51.8 million, which includes the above non-cash write down, compared to $50.9 million in
1Q21 and $46.7 million in 2Q20.
Capital:
Tangible book

value per share

was $18.13 compared

to $17.39 in 1Q21

and $16.01 in 2Q20.

CET1 ratio was

13.95%
compared to 13.56% in 1Q21 and 12.03% in 2Q21.
Conference Call, Financial Supplement & Presentation
A conference

call to discuss

2Q21 results, outlook

and related matters

will be held

today at 10:00

AM ET.

Phone (888) 562-
3356 or

(973) 582-

2700. Conference

ID: 573-9736.

The call

can also

be accessed

live on
www.ofgbancorp.com.

Webcast
replay will be available shortly thereafter.
OFG’s Financial

Supplement, with

full financial

tables for

the quarter

ended June 30,

2021, and

the 2Q21

Conference Call
Presentation, can be found on the Quarterly Results page on OFG’s

Investor Relations website at
www.ofgbancorp.com.

Non-GAAP Financial Measures
In addition to

our financial information

presented in accordance

with GAAP,

management uses certain

“non-GAAP financial
measures” within the meaning of SEC Regulation G,

to clarify and enhance understanding of past

performance and prospects
for the

future. Please

refer to

Tables 8-

and 8-

2

in OFG’s

above-mentioned Financial

Supplement for

a reconciliation

of
GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information

included in this

document contains

certain forward

-looking statements

within the meaning

of the

Private
Securities Litigation

Reform Act

of 1995.

These statements

are based

on management’s

current expectations

and involve
certain risks and uncertainties

that may cause

actual results to differ

materially from those expressed

in the forward

-looking
statements.
Factors that

might cause

such a

difference include,

but are

not limited

to (i)

general business

and economic

conditions,
including changes

in interest

rates; (ii)

cybersecurity breaches;

(iii) hurricanes,

earthquakes and

other natural

disasters in
Puerto Rico; (iv) competition

in the financial services industry;

and (v) the severity,

magnitude and duration of

the COVID-19
pandemic, and its impact on our operations, personnel, and customers.
For a

discussion of

such factors

and certain

risks and

uncertainties to

which OFG

is subject,

please refer

to OFG’s

annual
report on Form 10

-K

for the year

ended December 31, 2020, as

well as its other

filings with the U.S.

Securities and Exchange
Commission. Other than

to the extent

required by

applicable law,

including the requirements

of applicable securities

laws,
OFG assumes

no obligation

to update

any forward

-looking statements

to reflect

occurrences or

unanticipated events

or
circumstances after the date of such statements.
About OFG Bancorp
Now in its 57th year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico
and U.S. Virgin Islands banking laws

and regulations. Its three principal subsidiaries, Oriental

Bank, Oriental Financial Services
and Oriental Insurance,

provide a wide

range of

retail and commercial

banking, lending and

wealth management products,
services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Visit us at www.ofgbancorp.com.

# # #
Contacts
Puerto Rico & USVI:

Idalis Montalvo (
idalis.montalvo@orientalbank.com ) at (787) 777-2847
US:

Gary Fishman (
gfishman@ofgbancorp.com ) and Steven Anreder ( sanreder@ofgbancorp.com ) at (212) 532-3232

OFG Bancorp
Financial Supplement
The information contained

in this Financial Supplement is preliminary and based

on data available at the time of the

earnings presentation,
and investors should

refer to our June 30, 2021 Quarterly

Report on Form 10-Q once it is filed with the Securities

and Exchange Commission.
Table

of Contents
Pages
OFG Bancorp (Consolidated Financial Information)
Table

1:
Financial and Statistical Summary - Consolidated 2-3
Table

2:
Consolidated Statements of Operations 4-5
Table

3:
Consolidated Statements of Financial

Condition
6
Table

4:
Information on Loan Portfolio

and Production
7-8
Table

5:
Average Balances, Net Interest

Income and Net Interest Margin
9-10
Table

6:
Loan Information and Performance

Statistics
11-13
Table

7:
Allowance for Credit Losses 14
Table

8:
Reconciliation of GAAP to Non-GAAP Measures

and Calculation of Regulatory Capital
15-16
Table

9:
Notes to Financial Summary,

Selected Metrics, Loans, and Consolidated

Financial Statements (Tables

1-8)
17

OFG Bancorp (NYSE: OFG)
Table 1-1: Financial and

Statistical Summary - Consolidated
2021 2021 2020 2020 2020
(Dollars in thousands, except per share data) (unaudited)
Q2 Q1 Q4 Q3 Q2
Statement of Operations
Net interest income $ 102,257

$

98,204

$

98,738
$

99,533
$

105,060
Non-interest income, net (core)
(2)
31,048 29,452 34,047 27,486 23,106
(d)
Total core revenues 133,305 127,656 132,785 127,019 128,166
Non-interest expense 82,676 77,666 89,039 83,444 85,481
Pre-provision net revenues
(22)
51,772 50,945 44,123 47,415 46,731
Total provision for credit losses (8,305)
(a)
6,324 14,176 13,669 17,696
(d)
Net income before income taxes 60,077 44,621 29,947 33,746 29,035
Income tax expense

19,250 14,248 6,646 6,308 7,248
Net income available to common stockholders 40,827 29,118 21,673 25,810 20,159
Common Share Statistics
Earnings (loss) per common share - basic
(3)
$ 0.79 $ 0.57 $ 0.42 $ 0.50 $ 0.39
Earnings (loss) per common share - diluted
(4)
$ 0.78 $ 0.56 $ 0.42 $ 0.50 $ 0.39
Average common shares outstanding 51,636 51,397 51,350 51,342 51,336
Average common shares outstanding and equivalents 52,048 51,752 51,618 51,527 51,470
Cash dividends per common share $ 0.08 $ 0.08 $ 0.07 $ 0.07 $ 0.07
Book value per common share (period end) $ 20.59 $ 19.90 $ 19.54 $ 19.13 $ 18.69
Tangible book value per common share (period end)
(5)
$ 18.13 $ 17.39 $ 16.97 $ 16.51 $ 16.01
Balance Sheet (Average Balances)
Loans
(6)
$ 6,598,569 $ 6,635,908 $ 6,708,284 $ 6,787,022 $ 6,840,650
Interest-earning assets 9,726,905 9,358,377 9,270,739 9,218,717 8,845,744
Total assets 10,356,879 10,004,047 9,921,254 9,918,381 9,512,129
Core deposits 8,963,336 8,535,678 8,451,308 8,376,623 7,852,495
Total deposits 8,997,842 8,581,633 8,515,646 8,517,039 8,088,106
Interest-bearing deposits 6,392,219 6,223,419 6,199,929 6,240,639 6,105,014
Borrowings 99,950 100,951 101,930 102,916 157,669
Stockholders' equity 1,083,452 1,101,046 1,083,423 1,062,460 1,037,195
Common stockholders' equity 1,046,835 1,019,176 1,001,553 980,590 955,325
Performance Metrics
Net interest margin
(7)
4.22% 4.26% 4.24% 4.30% 4.78%
Return on average assets
(8)
1.58% 1.21% 0.94% 1.11% 0.92%
Return on average tangible common stockholders' equity
(9)
17.78% 13.11% 9.99% 12.23% 9.88%
Efficiency ratio
(10)
62.02% 60.84% 67.06% 65.69% 66.70%
Full-time equivalent employees, period end 2,231 2,238 2,275 2,332 2,373
Credit Quality Metrics
(1)(21)
Allowance for credit losses $ 191,717

(a)

$ 201,973 $ 204,809

(c)

$ 235,313
$

232,701
Allowance as a % of loans held for investment 2.95%
(a)
3.06% 3.07%
(c)

3.48% 3.35%
Net charge-offs $ 2,118

(a)

$ 9,105 $ 44,814

(c)

$ 10,570 $ 15,750
Net charge-off rate
(11)
0.13%
(a)
0.55% 2.67%
(c)

0.62% 0.92%
Early delinquency rate (30 - 89 days past due)

1.86%

(a)

2.15% 2.68% 2.50% 2.64%
Total delinquency rate (30 days and over) 3.90%
(a)
4.65% 5.74% 5.67% 5.56%
Capital Ratios (Non-GAAP)
(12)(20)
Leverage ratio 9.84%
(b)
10.48% 10.30% 10.00% 10.16%
Common equity Tier 1 capital ratio 13.95% 13.56% 13.08% 12.55% 12.03%
Tier 1 risk-based capital ratio 14.70%
(b)
15.28% 14.78% 14.25% 13.71%
Total risk-based capital ratio 15.95%

(b)

16.54% 16.04% 15.50% 14.96%
Tangible common equity ("TCE") ratio 9.06% 8.95% 9.00% 8.58% 8.39%
(a) During 2Q 2021 asset quality trends continued to improve.
(b) During 2Q 2021, the Company redeemed Series A and B Preferred Stock.
(c) During 4Q 2020, the Company charged-off $31.2 million for two commercial PCD loans.
(d) During 2Q 2020, the Company increased its provision for credit losses by $5 million as a result of the Covid-19 pandemic.

Core revenues were also negatively impacted by the
pandemic during this quarter as a result of lockdown measures by the local Government.

OFG Bancorp (NYSE: OFG)
Table 1-2: Financial and

Statistical Summary - Consolidated

(Continued)
2021 2020
(Dollars in thousands, except per share data) (unaudited)
YTD YTD
Statement of Operations
Net interest income

$

200,461

$

210,161
Non-interest income, net (core)
(2)
60,500 49,339
(b)
Total core revenues 260,961 259,500
Non-interest expense 160,342 172,803
Pre-provision net revenues
(22)
102,717 95,960
Total provision for credit losses (1,981)
(a)
64,827
(b)
Net income before income taxes 104,698 31,133

(b)

Income tax expense 33,498 7,545
Net income available to common stockholders 69,945 20,332

(b)

Common Share Statistics
Earnings (loss) per common share - basic
(3)
$ 1.36 $ 0.40

(b)

Earnings (loss) per common share - diluted
(4)
$ 1.35 $ 0.39
(b)
Average common shares outstanding 51,517 51,370
Average common shares outstanding and equivalents 51,885 51,584
Cash dividends per common share $ 0.16 $ 0.14
Book value per common share (period end) $ 20.59 $ 18.69
Tangible book value per common share (period end)
(5)
$ 18.13 $ 16.01
Balance Sheet (Average Balances)
Loans
(6)
$ 6,617,002 $ 6,764,263
Interest-earning assets 9,543,525 8,701,083
Total assets 10,181,437 9,419,378
Core deposits 8,750,551 7,684,466
Total deposits 8,790,750 7,920,275
Interest-bearing deposits 6,308,286 6,079,247
Borrowings 100,448 214,735
Stockholders' equity 1,092,201 1,040,338
Common stockholders' equity 1,033,083 958,468
Performance Metrics
Net interest margin
(7)
4.24% 4.84%
Return on average assets
(8)
1.40% 0.50%
(b)
Return on average tangible common stockholders' equity
(9)
15.48% 4.97%

(b)

Efficiency ratio
(10)
61.44% 66.59%
Full-time equivalent employees, period end 2,231 2,373
Credit Quality Metrics
(1)(21)
Allowance for loan and lease losses $ 191,717

(a)

$ 232,701
Allowance as a % of loans held for investment 2.95%
(a)
3.35%
Net charge-offs $ 11,223

(a)

$ 39,784
Net charge-off rate
(11)
0.34%
(a)
1.18%
Early delinquency rate (30 - 89 days past due)

1.86%

(a)

2.64%
Total delinquency rate (30 days and over) 3.90%
(a)
5.56%
(a) During 2Q 2021 asset quality trends continued to improve.
(b) During 1Q 2020 and 2Q2020, the Company increased its provision for credit losses by $34.1 million and

$5 million, respectively, as a result of the Covid-19 pandemic. Core revenues were also negatively impacted by the pandemic during these quarters as a result of lockdown measures by the local Government.

OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated

Statements of Operations
Quarter Ended
June 30, March 31, December 31, September 30, June 30,
(Dollars in thousands, except per share data) (unaudited)
2021 2021 2020 2020 2020
Interest income:
Loans

(1)

Non-PCD loans
$ 85,181 $ 82,936 $ 81,171 $ 83,029 $ 83,832

PCD loans
24,880 25,275 29,250 29,018 34,700
(d)

Total interest income from

loans

110,061 108,211 110,421 112,047 118,532
Investment securities 3,402 2,771 2,600 2,890 3,160

Total interest income

113,463 110,982 113,021 114,937 121,692
Interest expense:
Deposits

Core deposits
10,436 11,861 13,225 13,808 13,999

Brokered deposits
24 163 288 812 1,446

Total deposits
10,460 12,024 13,513 14,620 15,445
Borrowings 746 754 770 784 1,187

Total interest expense
11,206 12,778 14,283 15,404 16,632
Net interest income 102,257 98,204 98,738 99,533 105,060
(Recapture) provision for credit losses, excluding PCD loans
(1)
(7,726) 2,998 15,464 13,845 15,227
(Recapture) provision for credit losses on PCD loans

(1)

(579) 3,326 (1,288) (176) 2,469

Total provision for credit losses
(8,305)
(a)
6,324 14,176 13,669 17,696
(f)

Net interest income after provision for loan and lease losses

110,562 91,880 84,562 85,864 87,364
Non-interest income:
Banking service revenues 18,248 16,493 16,901 16,297 13,668
Wealth management revenues 8,263 7,388 10,865
(c)
7,272 6,366
Mortgage banking activities 4,537 5,571 6,281 3,917 3,072

Total banking and financial service revenues
31,048 29,452 34,047 27,486 23,106
(f)
Bargain purchase from Scotiabank PR & USVI acquisition - - - 3,465

(e)

3,462

(e)

Other income, net 1,143 955 377 375 584

Total non-interest income, net

32,191 30,407 34,424 31,326 27,152
Non-interest expense:
Compensation and employee benefits 32,919 32,618 30,921 31,955 34,506
Occupancy, equipment and infrastructure costs 12,528 13,128 12,064 11,943 11,837
General and administrative expenses 35,370
(b)
30,201 33,454 33,452 31,181
Credit related expenses 328 (50) 1,004 1,323 2,918
Merger and restructuring charges - - 10,092

(g)

2,681

(g)

3,006

(g)

COVID 19 expenses 1,531 1,769 1,504 2,090 2,033

Total non-interest expense

82,676 77,666 89,039 83,444 85,481
Income before income taxes 60,077 44,621 29,947 33,746 29,035
Income tax expense 19,250 14,248 6,646 6,308 7,248
Net income 40,827 30,373 23,301 27,438 21,787
Less:

dividends on preferred stock
- (1,255) (1,628) (1,628) (1,628)
Net income available to common shareholders $ 40,827 $ 29,118 $ 21,673 $ 25,810 $ 20,159
(a) During 2Q 2021, asset quality trends continued to improve.
(b) During 2Q 2021, includes a technology project write-down amounting to $2.2 million.
(c) During 4Q 2020, the Company recognized annual insurance contingent commissions amounting to $4.0 million.
(d) During 2Q 2020, the Company recognized interest recoveries on SOP loans acquired in the Scotiabank PR & USVI acquisition collected subsequently to the acquisition date
amounting to $6.0 million.
(e) During 2Q 2020 and 3Q2020, the Company increased the Bargain purchase from Scotiabank PR & USVI acquisition by

$3.5 million and $3.5 million, respectively, as part of
remeasurement period adjustments.
(f) During 2Q2020, the Company increased its provision for credit losses by $5 million as a result of the Covid-19 pandemic.

Core revenues were also negatively impacted by the
pandemic during these quarters as a result of lockdown measures by the local Government.
(g) On December 31, 2019, the Company acquired Scotiabank's Puerto Rico and USVI operations, incurring in merger and restructuring charges of $3.0 million during 2Q 2020, $2.7 million during 3Q 2020, and $10.1 million during 4Q 2020.

OFG Bancorp (NYSE: OFG)
Table 2-2: Consolidated

Statements of Operations

(Continued)
Six-Months Ended
June 30, June 30,
(Dollars in thousands, except per share data) (unaudited)
2021 2020
Interest income:
Loans

(1)

Non-PCD loans
$ 168,117 $ 171,315

PCD loans
50,155 63,652
(b)

Total interest income from

loans

218,272 234,967
Investment securities 6,173 10,422

Total interest income

224,445 245,389
Interest expense:
Deposits

Core deposits
22,297 29,033

Brokered deposits
187 3,032

Total deposits
22,484 32,065
Borrowings 1,500 3,163

Total interest expense
23,984 35,228
Net interest income 200,461 210,161
(Recapture) provision for credit losses, excluding PCD loans
(1)
(4,728) 56,178
Provision for credit losses on PCD loans

(1)

2,747 8,649

Total provision for credit losses
(1,981)
(a)
64,827
(c)

Net interest income after provision for loan and lease losses

202,442 145,334
Non-interest income:
Banking service revenues 34,741 29,381
Wealth management revenues 15,651 13,652
Mortgage banking activities 10,108 6,306

Total banking and financial service revenues
60,500 49,339
(c)

Bargain purchase from Scotiabank PR & USVI acquisition - 3,872
(d)
Other income, net 2,098 5,391

Total non-interest income, net

62,598 58,602
Non-interest expense:
Compensation and employee benefits 65,537 70,050
Occupancy, equipment and infrastructure costs 25,656 23,276
General and administrative expenses 65,571 68,526
Foreclosed real estate and other repossessed assets expenses 278 5,440
Merger and restructuring charges - 3,310

(e)

COVID 19 expenses 3,300 2,201

Total non-interest expense

160,342 172,803
Income before income taxes 104,698 31,133
Income tax expense 33,498 7,545
Net income 71,200 23,588
Less:

dividends on preferred stock
(1,255) (3,256)
Net income available to common shareholders $ 69,945 $ 20,332
(a) During 2Q 2021 asset quality trends continued to improve.
(b) During 2Q 2020, the Company recognized interest recoveries on SOP loans acquired in the Scotiabank PR & USVI acquisition collected subsequently to the acquisition date
amounting to $6.0 million.
(c) During 1Q 2020 and 2Q2020, the Company increased its provision for credit losses by $34.1 million and

$5 million, respectively, as a result of the Covid-19 pandemic. Core revenues were also negatively impacted by the pandemic during these quarters as a result of lockdown measures by the local Government.
(d) During 2Q 2020, the Company increased the Bargain purchase from Scotiabank PR & USVI acquisition by $3.5 million as part of remeasurement period adjustments.
(e) On December 31, 2019, the Company acquired Scotiabank's Puerto Rico and USVI operations, incurring in merger and restructuring charges of $3.0 million during 2Q 2020.

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated

Statements of Financial Condition
June 30, March 31, December 31, September 30, June 30,
(Dollars in thousands) (unaudited)
2021 2021 2020 2020 2020
Cash and cash equivalents $ 2,767,693 $ 2,409,416 $ 2,155,577 $ 2,283,050 $ 1,900,037
Investments:
Trading securities 29 23 22 22 22
Investment securities available-for-sale, at fair value,

with amortized cost of $491,320 (March 31, 2021 - $462,115;

December 31, 2020 - $432,175; September 30, 2020 - $412,899;

June 30, 2020 - $529,985;

no allowance for credit

losses for any period)

Mortgage-backed securities
487,014 457,673 432,935 329,719 340,192

US treasury notes
10,910 10,946 10,983 91,531 197,340

Other investment securities
3,695 2,390 2,520 2,565 2,707

Total investment securities available-for-sale
501,619 471,009 446,438 423,815 540,239
Mortgage-backed securities held-to-maturity, at amortized cost, no allowance for credit losses for any period 125,138 126,767 - - -
Federal Home Loan Bank (FHLB) stock, at cost 7,541 8,233 8,278 8,322 8,366
Other investments 9,168 5,557 3,962 2,205 1,076

Total investments

643,495 611,589 458,700 434,364 549,703
Loans, net 6,354,040 6,432,079 6,501,259 6,579,140 6,739,243
Other assets:
Prepaid expenses 61,678 58,348 61,416 54,583 40,119
Deferred tax asset, net 144,799 154,540 162,478 178,957 186,730
Foreclosed real estate and repossessed properties 16,818 18,366 13,412 21,374 26,152
Premises and equipment, net 85,993 83,756 83,786 83,270 82,234
Goodwill 86,069 86,069 86,069 86,069 86,069
Right of use assets 32,621 32,714 31,383 35,900 34,692
Core deposit, customer relationship intangible and other intangibles 40,995 43,445 45,896 48,650 51,406
Servicing asset 47,712 47,911 47,295 47,242 47,926
Accounts receivable and other assets 179,900 175,109 178,740 166,392 188,408
Total assets $ 10,461,813 $ 10,153,342 $ 9,826,011 $ 10,018,991 $ 9,932,719
Deposits:
Demand deposits $ 5,329,429 $ 4,885,311 $ 4,613,309 $ 4,682,991 $ 4,370,419
Savings accounts 2,285,558
(a)
2,142,573 1,920,325 1,919,859 1,978,118
Time deposits 1,464,134 1,693,924 1,832,891 1,933,517 1,975,223
Brokered deposits 11,371
(a)
34,954 49,115 96,090 218,166

Total deposits
9,090,492 8,756,762 8,415,640 8,632,457 8,541,926
Borrowings:
Advances from FHLB and other borrowings 63,867 65,013 66,268 66,781 68,340
Subordinated capital notes 36,083 36,083 36,083 36,083 36,083

Total borrowings
99,950 101,096 102,351 102,864 104,423
Other liabilities:
Derivative liabilities 1,293 1,465 1,712 1,895 2,078
Acceptances outstanding 27,703 24,389 33,349 18,291 20,034
Lease liability 34,052 34,017 32,566 37,029 35,694
Accrued expenses and other liabilities 128,326 127,190 154,418 162,133 187,280

Total liabilities
9,381,816 9,044,919 8,740,036 8,954,669 8,891,435
Stockholders' equity:
Preferred stock 24,000

(b)

92,000 92,000 92,000 92,000
Common stock 59,885 59,885 59,885 59,885 59,885
Additional paid-in capital 626,995 622,935 622,652 621,978 621,860
Legal surplus

110,235 106,165 103,269 101,233 98,347
Retained earnings

352,001 322,202 300,096 284,053 264,725
Treasury stock, at cost (100,719) (100,994) (102,949) (103,095) (103,121)
Accumulated other comprehensive income, net 7,600 6,230 11,022 8,268 7,588

Total stockholders' equity
1,079,997 1,108,423 1,085,975 1,064,322 1,041,284

Total liabilities and stockholders' equity

$

10,461,813

$

10,153,342

$

9,826,011

$

10,018,991

$

9,932,719
(a) During 2Q 2021, money market deposit accounts amounting to $23.8 million were reclassified from brokered deposits to savings account, as a result of an FDIC exemption from the brokered deposit definition.

(b) During 2Q 2021, the Company redeemed Series A and B Preferred Stock.

OFG Bancorp (NYSE: OFG)
Table 4-1: Information

on Loan Portfolio and
Production
June 30, March 31, December 31, September 30, June 30,
(Dollars in thousands) (unaudited)
2021 2021 2020 2020 2020
Non-PCD:
(1)

Mortgage
$ 760,168 $ 791,062 $ 823,443 $ 847,671 $ 874,286

Commercial
1,903,866 1,827,102 1,836,137 1,785,022 1,918,424

Commercial Paycheck Protection Program (PPP Loans)
(23)
228,677 311,823 282,713 289,218 278,059

Consumer
381,475 395,073 413,552 434,546 458,714

Auto
1,618,788 1,565,473 1,534,269 1,511,829 1,454,987
4,892,974 4,890,533 4,890,114 4,868,286 4,984,470

Less:

Allowance for credit losses
(148,314) (156,978) (161,015) (156,409) (151,507)

Total non- PCD loans held for investment, net
4,744,660 4,733,555 4,729,099 4,711,877 4,832,963
PCD:
(1)

Mortgage
1,324,274 1,406,044 1,459,932 1,504,914 1,541,637

Commercial
260,627 272,793 283,160
(a)
352,555 386,046

Consumer
981 1,120 1,394 2,336 2,950

Auto
19,236 23,036 27,533 31,836 37,409
1,605,118 1,702,993 1,772,019 1,891,641 1,968,042

Less:

Allowance for credit losses
(1)
(43,403) (44,995) (43,794)
(a)
(78,904) (81,194)

Total PCD loans held for investment, net
1,561,715 1,657,998 1,728,225 1,812,737 1,886,848
Total loans held for investment 6,306,375 6,391,553 6,457,324 6,524,614 6,719,811
Mortgage loans held for sale 37,885 38,220 41,654 54,526 19,432
Other loans held for sale 9,780 2,306 2,281 - -
Total loans, net $ 6,354,040 $ 6,432,079 $ 6,501,259 $ 6,579,140 $ 6,739,243
Loan Portfolio Summary:

Loans held for investment:

Mortgage
$ 2,084,442 $ 2,197,106 $ 2,283,375 $ 2,352,585 $ 2,415,923

Commercial
2,164,493 2,099,895 2,119,297
(a)
2,137,577 2,304,470

Commercial Paycheck Protection Program (PPP Loans)
(23)
228,677 311,823 282,713 289,218 278,059

Consumer
382,456 396,193 414,946 436,882 461,664

Auto
1,638,024 1,588,509 1,561,802 1,543,665 1,492,396
6,498,092 6,593,526 6,662,133 6,759,927 6,952,512

Less:

Allowance for credit losses
(191,717) (201,973) (204,809)
(a)
(235,313) (232,701)

Total loans held for investment, net
6,306,375 6,391,553 6,457,324 6,524,614 6,719,811

Mortgage loans held for sale
37,885 38,220 41,654 54,526 19,432

Other loans held for sale
9,780 2,306 2,281 - -
Total loans, net $ 6,354,040 $ 6,432,079 $ 6,501,259 $ 6,579,140 $ 6,739,243
(a) During 4Q 2020, the Company charged-off $31.2 million for two commercial PCD loans.

OFG Bancorp (NYSE: OFG)
Table 4-2: Information

on
Loan Portfolio and
Production
Quarter Ended Six-Months Ended
June 30, March 31, December 31, September 30, June 30, June 30, June 30,
(Dollars in thousands) (unaudited)
2021 2021 2020 2020 2020 2021 2020
Loan production
(13)

Mortgage
$ 103,837 $ 95,851 $ 97,656 $ 93,650 $ 23,744 $ 199,688 $ 54,731

Commercial

218,425 83,820 174,894 83,488 98,558 302,245 152,671

Commercial PPP Loans
32,712 126,266 - 10,318 286,420 158,978 286,420

US Loan Programs
109,522 44,841 49,221 90,878 35,711 154,363 82,836

Consumer
38,038 27,492 25,984 23,540 14,231 65,530 53,431

Auto
171,104 149,357 137,545 155,880 47,374 320,461 156,718

Total
$ 673,638 $ 527,627 $ 485,300 $ 457,754 $ 506,038 $ 1,201,265 $ 786,807

OFG Bancorp (NYSE: OFG)
Table 5-1: Average

Balances, Net Interest

Income and Net Interest Margin
2021 Q2 2021 Q1 2020 Q4 2020 Q3 2020 Q2
Interest

Interest

Interest

Interest

Interest

Average Income/ Yield/ Average Income/ Yield/ Average Income/ Yield/ Average Income/ Yield/ Average Income/ Yield/
(Dollars in thousands) (unaudited)
Balance Expense Rate Balance Expense Rate Balance Expense Rate Balance Expense Rate Balance Expense Rate
Interest earning assets:

Cash equivalents
$ 2,519,406 $ 706 0.11% $ 2,204,431 $ 595 0.11% $ 2,091,458 $ 613 0.12% $ 1,929,024 $ 613 0.13% $ 1,393,187 $ 359 0.10%

Investment securities
608,930 2,696 1.77% 518,038 2,176 1.68% 470,997 1,986 1.69% 502,671 2,278 1.81% 611,907 2,801 1.83%

Loans held for investment
(1)

Non-PCD loans
4,937,602 85,181 6.92% 4,893,874 82,936 6.87% 4,863,902 81,171 6.64% 4,870,753 83,029 6.78% 4,857,281 83,832 6.94%

PCD loans
1,660,967 24,880 5.99% 1,742,034 25,275 5.80% 1,844,382 29,250 6.34% 1,916,269 29,018 6.06% 1,983,369 34,700 7.00%

Total loans
6,598,569 110,061 6.69% 6,635,908 108,211 6.61% 6,708,284 110,421 6.55% 6,787,022 112,047 6.57% 6,840,650 118,532 6.97%
Total interest-earning assets $ 9,726,905 $ 113,463 4.68% $ 9,358,377 $ 110,982 4.81% $ 9,270,739 $ 113,020 4.85% $ 9,218,717 $ 114,938 4.96% $ 8,845,744 $ 121,692 5.53%
Interest bearing liabilities:

Deposits

NOW accounts
$ 2,542,018 $ 2,259 0.36% $ 2,397,673 $ 2,393 0.40% $ 2,344,903 $ 2,258 0.38% $ 2,227,687 $ 2,247 0.40% $ 2,069,247 $ 2,138 0.42%

Savings accounts
2,236,281 2,097 0.38% 2,003,963 2,124 0.43% 1,897,618 1,954 0.41% 1,927,680 2,010 0.41% 1,809,517 1,976 0.44%

Time deposits
1,579,414 4,243 1.08% 1,775,828 5,507 1.24% 1,893,070 6,975 1.47% 1,944,856 7,512 1.54% 1,990,639 7,835 1.58%

Brokered deposits
34,506 24 0.28% 45,955 163 1.44% 64,338 289 1.78% 140,416 812 2.30% 235,611 1,446 2.47%
6,392,219 8,623 0.54% 6,223,419 10,187 0.66% 6,199,929 11,476 0.74% 6,240,639 12,581 0.80% 6,105,014 13,395 0.88%

Non-interest bearing deposit accounts
2,605,623 - - 2,358,214 - - 2,315,717 - - 2,276,400 - - 1,983,092 - -

Fair value premium amortization and
core deposit intangible amortization - 1,837 - - 1,837 - - 2,037 - - 2,039 - - 2,050 -

Total deposits
8,997,842 10,460 0.47% 8,581,633 12,024 0.56% 8,515,646 13,513 0.63% 8,517,039 14,620 0.68% 8,088,106 15,445 0.77%

Borrowings

Securities sold under agreements to
repurchase - - - % - - - % - - - % - - - % 46,154 335 2.91%

Advances from FHLB and other
borrowings 63,867 452 2.84% 64,868 459 2.87% 65,847 468 2.83% 66,833 476 2.83% 75,432 505 2.69%

Subordinated capital notes
36,083 294 3.27% 36,083 295 3.31% 36,083 301 3.34% 36,083 308 3.39% 36,083 347 3.87%

Total borrowings
99,950 746 2.99% 100,951 754 3.03% 101,930 769 3.01% 102,916 784 3.03% 157,669 1,187 3.03%
Total interest-bearing liabilities $ 9,097,792 $ 11,206 0.49% $ 8,682,584 $ 12,778 0.60% $ 8,617,576 $ 14,282 0.66% $ 8,619,955 $ 15,404 0.71% $ 8,245,775 $ 16,632 0.81%
Interest rate spread $ 102,257 4.19% $ 98,204 4.21% $ 98,738 4.19% $ 99,534 4.25% $ 105,060 4.72%
Net interest margin 4.22% 4.26% 4.24% 4.30% 4.78%
Core deposits: (Non-GAAP)

Deposits

NOW accounts
$ 2,542,018 $ 2,259 0.36% $ 2,397,673 $ 2,393 0.40% $ 2,344,903 $ 2,258 0.38% $ 2,227,687 $ 2,247 0.40% $ 2,069,247 $ 2,138 0.42%

Savings accounts
2,236,281 2,097 0.38% 2,003,963 2,124 0.43% 1,897,618 1,954 0.41% 1,927,680 2,010 0.41% 1,809,517 1,976 0.44%

Time deposits
1,579,414 4,243 1.08% 1,775,828 5,507 1.24% 1,893,070 6,975 1.47% 1,944,856 7,512 1.54% 1,990,639 7,835 1.58%
6,357,713 8,599 0.54% 6,177,464 10,024 0.66% 6,135,591 11,187 0.73% 6,100,223 11,769 0.77% 5,869,403 11,949 0.82%

Non-interest bearing deposit accounts
2,605,623 - - 2,358,214 - - 2,315,717 - - 2,276,400 - - 1,983,092 - -

Total core deposits
$ 8,963,336 $ 8,599 0.38% $ 8,535,678 $ 10,024 0.47% $ 8,451,308 $ 11,187 0.53% $ 8,376,623 $ 11,769 0.56% $ 7,852,495 $ 11,949 0.61%

OFG Bancorp (NYSE: OFG)
Table 5-2: Average

Balances, Net Interest

Income and Net Interest Margin

(Continued)
2021 YTD 2020 YTD
Interest

Interest

Average Income/ Yield/ Average Income/ Yield/
(Dollars in thousands) (unaudited)
Balance Expense Rate Balance Expense Rate
Interest earning assets:

Cash equivalents
$ 2,362,788 $ 1,301 0.11% $ 1,168,384 $ 3,147 0.54%

Investment securities
563,735 4,872 1.73% 768,436 7,275 1.89%

Loans held for investment

Non-PCD loans
4,915,722 168,117 6.90% 4,735,580 171,315 7.26%

PCD loans
1,701,280 50,155 5.90% 2,028,683 63,652 6.28%

Total loans
6,617,002 218,272 6.65% 6,764,263 234,967 6.97%
Total interest-earning assets $ 9,543,525 $ 224,445 4.74% $ 8,701,083 $ 245,389 5.66%
Interest bearing liabilities:

Deposits

NOW accounts
$ 2,470,244 $ 4,652 0.38% $ 2,024,876 $ 4,525 0.45%

Savings accounts
2,120,764 4,220 0.40% 1,803,587 4,416 0.49%

Time deposits
1,677,079 9,748 1.17% 2,014,975 15,967 1.59%

Brokered deposits
40,199 187 0.94% 235,809 3,032 2.58%
6,308,286 18,807 0.60% 6,079,247 27,940 0.92%

Non-interest bearing deposit accounts
2,482,464 - - 1,841,028 - - %

Fair value premium amortization and core deposit intangible amortization
- 3,677 - - 4,125 -

Total deposits
8,790,750 22,484 0.52% 7,920,275 32,065 0.81%
Borrowings

Securities sold under agreements to repurchase
- - - % 102,308 1,335 2.62%

Advances from FHLB and other borrowings
64,365 912 2.86% 76,344 1,045 2.74%

Subordinated capital notes
36,083 588 3.29% 36,083 783 4.35%

Total borrowings
100,448 1,500 3.01% 214,735 3,163 2.95%
Total interest-bearing liabilities $ 8,891,198 $ 23,984 0.54% $ 8,135,010 $ 35,228 0.87%
Interest rate spread $ 200,461 4.20% $ 210,161 4.79%
Net interest margin 4.24% 4.84%
Core deposits: (Non-GAAP)

Deposits

NOW accounts
$ 2,470,244 $ 4,652 0.38% $ 2,024,876 $ 4,525 0.45%

Savings accounts
2,120,764 4,220 0.40% 1,803,587 4,416 0.49%

Time deposits
1,677,079 9,748 1.17% 2,014,975 15,967 1.59%
6,268,087 18,620 0.60% 5,843,438 24,908 0.85%

Non-interest bearing deposit accounts
2,482,464 - - % 1,841,028 - - %

Total core deposits
$ 8,750,551 $ 18,620 0.43% $ 7,684,466 $ 24,908 0.65%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information

and Performance Statistics

(1)
2021 2021 2020 2020 2020
(Dollars in thousands) (unaudited)
Q2 Q1 Q4 Q3 Q2
Net Charge-offs
(21)
Non-PCD
Mortgage:

Charge-offs
$ 268 $ 787 $ 225 $ 56 $ 185

Recoveries
(193) (615) (79) (269) (9)

Total mortgage
75 173 146 (213) 176
Commercial:

Charge-offs
653 68 413 298 497

Recoveries
(996) (430) (334) (253) (631)

Total commercial
(343) (363) 79 45 (134)
Consumer:

Charge-offs
2,897 4,469 6,456 5,114 4,187

Recoveries
(697) (565) (1,832) (663) (443)

Total consumer
2,200 3,903 4,624 4,451 3,744
Auto:

Charge-offs
5,170 9,083 12,071 10,123 13,300

Recoveries
(5,997) (5,817) (5,928) (5,950) (3,405)

Total auto
(827) 3,266 6,143 4,173 9,895

Total
$ 1,105 $ 6,980 $ 10,992 $ 8,456 $ 13,681
PCD
Mortgage:

Charge-offs
$ 1,742 $ 2,590 $ 1,344 $ 1,677 $ 2,178

Recoveries
(184) (146) (63) (89) (580)

Total mortgage
1,558 2,444 1,281 1,588 1,598
Commercial:

Charge-offs
6 43 33,061
(a)
293 386

Recoveries
(430) (436) (234) (91) (286)

Total commercial
(424) (393) 32,827 202 100
Consumer:

Charge-offs
- 22 21 60 30

Recoveries
(33) (21) (200) 1 (30)

Total consumer
(33) 1 (179) 61 -
Auto:

Charge-offs
226 456 574 474 600

Recoveries
(314) (383) (681) (211) (229)

Total auto
(88) 73 (107) 263 371

Total
$ 1,013 $ 2,125

$

33,822

$

2,114

$

2,069
Total Net Charge-offs $ 2,118 $ 9,105 $ 44,814 $ 10,570 $ 15,750
Net Charge-off Rates
(21)
Mortgage 0.30% 0.47% 0.25% 0.24% 0.30%
Commercial

-0.13% -0.13% 5.45%
(a)
0.04% -0.01%
Consumer 2.17% 3.78% 4.09% 3.94% 3.12%
Auto -0.23% 0.85% 1.56% 1.17% 2.72%

Total
0.13% 0.55% 2.67%

(a)

0.62% 0.92%
Average Loans Held For Investment
(21)
Mortgage $ 2,147,927 $ 2,243,303 $ 2,305,495 $ 2,325,756 $ 2,366,600
Commercial

2,443,407 2,405,419 2,416,703 2,484,977 2,484,573
Consumer 400,365 413,191 434,565 457,620 479,957
Auto 1,606,870 1,573,995 1,551,521 1,518,669 1,509,521

Total
$ 6,598,569 $ 6,635,908 $ 6,708,284 $ 6,787,022 $ 6,840,651
(a) During 4Q 2020, the Company charged-off $31.2 million for two commercial PCD loans.

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information

and Performance Statistics

(Excludes PCD Loans) (1)
2021 2021 2020 2020 2020
(Dollars in thousands) (unaudited)
Q2 Q1 Q4 Q3 Q2
Early Delinquency (30 - 89 days past due)
Mortgage $ 15,512 $ 17,350 $ 22,339 $ 16,783 $ 15,665
Commercial

3,715 3,911 8,043 5,151 7,704
Consumer 5,929 8,250 12,230 12,032 18,254
Auto 66,068 75,449 88,357 87,912 89,825

Total
$ 91,224 $ 104,960 $ 130,969 $ 121,878 $ 131,448
Early Delinquency Rates (30 - 89 days past due)
Mortgage 2.04% 2.19% 2.71% 1.98% 1.79%
Commercial

0.20% 0.21% 0.44% 0.29% 0.40%
Consumer 1.55% 2.09% 2.96% 2.77% 3.98%
Auto 4.08% 4.82% 5.76% 5.81% 6.17%

Total
1.86% 2.15% 2.68% 2.50% 2.64%
Total Delinquency (30 days and over past due)
Mortgage:

Traditional, Non traditional, and Loans under Loss Mitigation
$ 59,848 $ 62,827 $ 67,671 $ 51,123 $ 40,719

GNMA's buy-back option program
28,118 40,777 56,193 62,651 75,091

Total mortgage
87,966 103,604 123,864 113,774 115,810
Commercial

21,549 26,065 30,604 35,596 38,258
Consumer 8,244 11,042 17,147 17,080 22,796
Auto 73,259 86,918 108,842 109,735 100,027

Total
$ 191,018 $ 227,629 $ 280,457 $ 276,185 $ 276,891
Total Delinquency Rates (30 days and over past due)
Mortgage:

Traditional, Non traditional, and Loans under Loss Mitigation
7.87% 7.94% 8.22% 6.03% 4.66%

GNMA's buy-back option program
3.70% 5.15% 6.82% 7.39% 8.59%

Total mortgage
11.57% 13.10% 15.04% 13.42% 13.25%
Commercial

1.13% 1.43% 1.67% 1.99% 1.99%
Consumer 2.16% 2.79% 4.15% 3.93% 4.97%
Auto 4.53% 5.55% 7.09% 7.26% 6.87%

Total
3.90% 4.65% 5.74% 5.67% 5.56%
Nonperforming Assets
(14)
Mortgage $ 52,773 $ 50,933 $ 46,967 $ 40,477 $ 30,491
Commercial

37,858 42,778 41,999 44,941 44,187
Consumer 2,466 2,900 4,987 5,206 4,933
Auto 7,606 11,842 20,766 22,583 10,539

Total nonperforming loans
100,703 108,453 114,719 113,207 90,150
Foreclosed real estate 15,093 15,598 11,596 19,456 24,792
Other repossessed assets 1,725 2,768 1,816 1,918 1,360

Total nonperforming assets
$ 117,521 $ 126,819 $ 128,131 $ 134,581 $ 116,302
Nonperforming Loan Rates
Mortgage 6.94% 6.44% 5.70% 4.78% 3.49%
Commercial

1.99% 2.34% 2.29% 2.52% 2.30%
Consumer 0.65% 0.73% 1.21% 1.20% 1.08%
Auto 0.47% 0.76% 1.35% 1.49% 0.72%

Total loans
2.06% 2.22% 2.35% 2.33% 1.81%

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information

and Performance Statistics

(1)
2021 2021 2020 2020 2020
(Dollars in thousands) (unaudited)
Q2 Q1 Q4 Q3 Q2
Nonperforming PCD Loans
(14)
Mortgage $ 2,067 $ 958 $ 1,003 $ 1,003 $ 1,373
Commercial

34,502 34,906 36,470
(a)
79,631 81,064
Consumer - - 1 4 12

Total nonperforming loans
$ 36,569 $ 35,864 $ 37,474 $ 80,638 $ 82,449
Nonperforming PCD Loan Rates
Mortgage 0.16% 0.07% 0.07% 0.07% 0.09%
Commercial

13.24% 12.80% 12.88%
(a)
22.59% 21.00%
Consumer 0.00% 0.00% 0.07% 0.17% 0.41%

Total
2.28% 2.11% 2.11%
(a)
4.26% 4.19%
Total PCD Loans Held for Investment
(21)
Mortgage $ 1,324,274 $ 1,406,044 $ 1,459,932 $ 1,504,914 $ 1,541,637
Commercial

260,627 272,793 283,160 352,555 386,046
Consumer 981 1,120 1,394 2,336 2,950

Total loans
$ 1,585,882 $ 1,679,957 $ 1,744,486 $ 1,859,805 $ 1,930,633
2021 2021 2020 2020 2020
(Dollars in thousands) (unaudited)
Q2 Q1 Q4 Q3 Q2
Total Nonperforming Loans
(14)
Mortgage $ 54,840 $ 51,891 $ 47,970 $ 41,480 $ 31,864
Commercial

72,360 77,684 78,469
(a)
124,572 125,251
Consumer 2,466 2,900 4,988 5,210 4,945
Auto 7,606 11,842 20,766 22,583 10,539

Total nonperforming loans
$ 137,272 $ 144,317 $ 152,193 $ 193,845 $ 172,599
Total Nonperforming Loan Rates
Mortgage 2.63% 2.36% 2.10% 1.76% 1.32%
Commercial

3.02% 3.22% 3.27%
(a)
5.13% 4.85%
Consumer 0.64% 0.73% 1.20% 1.19% 1.07%
Auto 0.46% 0.75% 1.33% 1.46% 0.71%

Total
2.11% 2.19% 2.28%
(a)
2.87% 2.48%
Total Loans Held for Investment
(21)
Mortgage $ 2,084,442 $ 2,197,106 $ 2,283,375 $ 2,352,585 $ 2,415,923
Commercial

2,393,170 2,411,718 2,402,010 2,426,795 2,582,529
Consumer 382,456 396,193 414,946 436,882 461,664
Auto 1,638,024 1,588,509 1,561,802 1,543,665 1,492,396

Total loans
$ 6,498,092 $ 6,593,526 $ 6,662,133 $ 6,759,927 $ 6,952,512
(a) During 4Q 2020, the Company charged-off $31.2 million for two commercial PCD loans.

OFG Bancorp (NYSE: OFG)
Table 7: Allowance

for Credit Losses (1)
Quarter Ended June 30, 2021
(Dollars in thousands) (unaudited) Mortgage Commercial Consumer Auto Total
Allowance for credit losses Non-PCD:

Balance at beginning of period
$ 17,035 $ 47,683 $ 21,191 $ 71,069 $ 156,978

(Recapture) provision for credit losses
(592) (4,503) 74 (2,538) (7,559)

Charge-offs
(268) (653) (2,897) (5,170) (8,988)

Recoveries
193 996 697 5,997 7,883

Balance at end of period
$ 16,368 $ 43,523 $ 19,065 $ 69,358 $ 148,314
Allowance for credit losses PCD:

Balance at beginning of period
$ 29,938 $ 14,307 $ 52 $ 698 $ 44,995

Provision (recapture) for credit losses
1,727 (1,974) (47) (285) (579)

Charge-offs
(1,742) (6) - (226) (1,974)

Recoveries
184 430 33 314 961

Balance at end of period
$ 30,107 $ 12,757 $ 38 $ 501 $ 43,403
Allowance for credit losses summary:

Balance at beginning of period
$ 46,973 $ 61,990 $ 21,243 $ 71,767 $ 201,973

Provision (recapture) for credit losses
1,135 (6,477) 27 (2,823) (8,138)

Charge-offs
(2,010) (659) (2,897) (5,396) (10,962)

Recoveries
377 1,426 730 6,311 8,844

Balance at end of period
$ 46,475 $ 56,280 $ 19,103 $ 69,859 $ 191,717
Allowance coverage ratio 2.23% 2.35% 4.99% 4.26% 2.95%
Allowance coverage ratio excluding PPP loans (Non-GAAP) 2.23% 2.60% 4.99% 4.26% 3.06%

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation

of GAAP to Non-GAAP Measures and

Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-
GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital
measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies,
they may not be comparable to similarly titled measures reported by other companies.
2021 2021 2020 2020 2020
(Dollars in thousands) (unaudited)
Q2 Q1 Q4 Q3 Q2
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity $ 1,079,997 (a) $ 1,108,423 $ 1,085,975 $ 1,064,322 $ 1,041,284
Less:

Intangible assets
(127,064) (129,514) (131,965) (134,719) (137,475)

Noncumulative perpetual preferred stock
(24,000) (a) (92,000) (92,000) (92,000) (92,000)

Noncumulative perpetual preferred stock issuance costs
7,453 (a) 10,130 10,130 10,130 10,130
Tangible common equity $ 936,386 $ 897,039 $ 872,140 $ 847,733 $ 821,939
Common shares outstanding at end of period 51,661 51,579 51,387 51,345 51,342
Tangible book value per common share (Non-GAAP) $ 18.13 $ 17.39 $ 16.97 $ 16.51 $ 16.01
Total Assets to Tangible

Assets
Total assets

$ 10,461,813 $ 10,153,342 $ 9,826,011 $ 10,018,991 $ 9,932,719
Less:

Intangible assets
(127,064) (129,514) (131,965) (134,719) (137,475)
Tangible assets (Non-GAAP) $ 10,334,749 $ 10,023,828 $ 9,694,046 $ 9,884,272 $ 9,795,244
Non-GAAP TCE Ratio
Tangible common equity $ 936,386 $ 897,039 $ 872,140 $ 847,733 $ 821,939
Tangible assets 10,334,749 10,023,828 9,694,046 9,884,272 9,795,244
TCE ratio 9.06% 8.95% 9.00% 8.58% 8.39%
Average Equity to Non-GAAP Average Tangible

Common Equity
Average total stockholders' equity $ 1,083,452 (a) $ 1,101,046 $ 1,083,423 $ 1,062,460 $ 1,037,195
Less:

Average noncumulative perpetual preferred stock
(44,923) (a) (92,000) (92,000) (92,000) (92,000)

Average noncumulative perpetual preferred stock issuance costs
8,306 (a) 10,130 10,130 10,130 10,130
Average total common stockholders' equity $ 1,046,835 $ 1,019,176 $ 1,001,553 $ 980,590 $ 955,325
Less:

Average intangible assets
(128,311) (130,767) (133,542) (136,138) (139,094)
Average tangible common equity $ 918,524 $ 888,409 $ 868,011 $ 844,452 $ 816,231
(a) During 2Q 2021, the Company redeemed Series A and B Preferred Stock.

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation

of GAAP to Non-GAAP Measures and

Calculation of Regulatory Capital Measures

(Continued)
BASEL III

Standardized
2021 2021 2020 2020 2020
(Dollars in thousands) (unaudited)
Q2 Q1 Q4 Q3 Q2
Regulatory Capital Metrics
Common equity Tier 1 capital $ 957,238 $ 919,856 $ 894,074 $ 862,636 $ 836,899
Tier 1 capital 1,008,785
(a)
1,036,726 1,010,944 979,506 953,769
Total risk-based capital
(15)
1,094,786
(a)
1,121,830 1,096,764 1,065,744 1,040,987
Risk-weighted assets 6,861,890 6,782,685 6,837,846 6,875,108 6,957,906
Regulatory Capital Ratios
Common equity Tier 1 capital ratio
(16)
13.95% 13.56% 13.08% 12.55% 12.03%
Tier 1 risk-based capital ratio
(17)
14.70% 15.28% 14.78% 14.25% 13.71%
Total risk-based capital ratio
(18)
15.95% 16.54% 16.04% 15.50% 14.96%
Leverage ratio
(19)
9.84% 10.48% 10.30% 10.00% 10.16%
Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity
(1)
$ 1,079,997
(a)
$ 1,108,423 $ 1,085,975 $ 1,064,322 $ 1,041,284
Plus: CECL transition adjustment
(20)
31,471 33,637 34,646 33,494 32,269
Less:

Noncumulative perpetual preferred stock
(24,000)
(a)
(92,000) (92,000) (92,000) (92,000)

Noncumulative perpetual preferred stock issuance costs
7,453
(a)
10,130 10,130 10,130 10,130

Unrealized gains on available-for-sale securities, net of income tax
(8,408) (7,146) (12,091) (9,453) (8,885)

Unrealized losses on cash flow hedges, net of income tax
808 916 1,069 1,185 1,297
1,087,321 1,053,960 1,027,729 1,007,678 984,095
Less:

Disallowed goodwill
(86,069) (86,069) (86,069) (86,069) (86,069)

Disallowed other intangible assets, net
(28,555) (30,172) (32,073) (33,810) (35,563)

Disallowed deferred tax assets, net
(15,459) (17,863) (15,513) (25,163) (25,564)
Common equity Tier 1 capital 957,238 919,856 894,074 862,636 836,899
Plus:

Qualifying noncumulative perpetual preferred stock
24,000
(a)
92,000 92,000 92,000 92,000

Qualifying noncumulative perpetual preferred stock issuance costs
(7,453)
(a)
(10,130) (10,130) (10,130) (10,130)

Subordinated capital notes
35,000 35,000 35,000 35,000 35,000
Tier 1 capital 1,008,785 1,036,726 1,010,944 979,506 953,769
Plus tier 2 capital:

Qualifying allowance for loan and lease losses
86,001 85,104 85,820 86,238 87,218
Total risk-based capital $ 1,094,786 $ 1,121,830 $ 1,096,764 $ 1,065,744 $ 1,040,987
(a) During 2Q 2021, the Company redeemed Series A and B Preferred Stock.

OFG Bancorp (NYSE: OFG)
Table 9: Notes

to Financial Summary,

Selected Metrics, Loans, and Consolidated

Financial Statements (Tables

1 - 8)
(1) We used the terms "PCI" and "SOP" to refer to loans acquired with credit deterioration from the Scotiabank acquisition (December 31, 2019), the BBVAPR acquisition
(December 18, 2012) and the Eurobank FDIC-Assisted acquisition (April 30, 2010), recorded at fair value at acquisition.

On January 1, 2020, the Company implemented
ASU No. 2016-13: Measurement of Credit Losses on Financial Instruments "(CECL)" using the modified retrospective approach. CECL replaces the concept of purchased credit impaired loans (PCI) with the concept of purchased financial assets with credit deterioration (PCD). PCD accounting is called ‘gross-up accounting’ because, at acquisition, an entity grosses up the amortized cost basis of the PCD asset for the initial estimate of credit losses. This Day 1 allowance for credit losses is established without an income statement effect. The Company elected to maintain previously existing pools on adoption, therefore the pool continues to be the unit of account, and the allowance and non-credit discount or premium is not allocated to the individual assets. These loans are not classified as delinquent or nonperforming even
though the customer may be contractually past due because we expect that we will fully collect the carrying value of these loans.
(2)
Total banking and financial service revenues.
(3)
Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4) Calculated based on net income available to common shareholders plus the preferred dividends on the convertible preferred stock, divided by total average common shares outstanding and equivalents for the period as if converted.
(5) Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Table 9:
Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(6)
Information includes all loans held for investment, including PCD loans.
(7)
Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)
Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)
Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)
Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)
Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12) Non-GAAP ratios. See "Table 9: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)
Production of new loans (excluding renewals).
(14)
Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining
life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(15)
Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)
Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)
Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)
Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)
Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20) In March 2020, in light of recent strains on the U.S. economy as a result of the coronavirus disease 2019 (COVID-19), the Board of Governors of the Federal Reserve
System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25%
“scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL vs the incurred loss methodology.
(21)
CECL replaces the concept of purchased credit impaired loans (PCI assets) with the concept of purchased financial assets with credit deterioration (PCD assets). An
entity records a PCD asset at the purchase price plus the allowance for credit losses expected at the time of acquisition. Under this method, there is no credit loss expense affecting net income on acquisition. Changes in estimates of expected credit losses after acquisition are recognized as credit loss expense (or reversal of credit loss expense) in subsequent periods as they arise.
(22) Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(23)
PPP loans are fully guaranteed by the SBA and risk-weighted at 0%.